UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21820

Eaton Vance Credit Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Semiannual Report October 31, 2008

EATON VANCE
CREDIT
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Credit Opportunities Fund as of October 31, 2008

INVESTMENT UPDATE

Scott H. Page, CFA
Co-Portfolio Manager

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Payson F. Swaffield, CFA
Co-Portfolio Manager

Andrew N. Sveen, CFA
Co-Portfolio Manager

Economic and Market Conditions

•                  During the six months ended October 31, 2008, credit markets experienced unprecedented volatility, and the bank loan market and high-yield bond market were no exception. The subprime crisis of 2007 expanded in 2008 to include nearly all credit instruments, which in turn, caused the world economy to slip into recession. The period was a rollercoaster for the credit markets and for the Fund. The total return for the S&P/LSTA Leveraged Loan Index (the Index) through the first three months of the period was -0.42%, disappointing, but, given the environment, not especially bad compared to other markets. However, September 2008 brought a series of events that rattled the markets more deeply: the bailouts of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the rescue of American International Group, Inc. and a litany of unprecedented steps by the U.S. Treasury and the Federal Reserve to stabilize the credit markets. In the Fund’s second fiscal quarter, the Index declined -18.66%, by far its worst quarterly showing ever. The Merrill Lynch U.S. High Yield Index lost 23.0%, the worst quarter on record for the high-yield bond market. At October 31, 2008, the Fund was invested 45.2% in the first lien loan market, 34.5% in the second lien loan market, and 20.3% in the high-yield bond market. In general, these markets represent increasing levels of credit risk. The average first lien loan price at October 31, 2008 was 65.7% of par; the average second lien price was 56% of par; and the average high-yield bond price was 65.4% of par.

•                  While there is little doubt that a recession would bring higher default rates, it is difficult to reconcile recent trading levels with market fundamentals. A range of credit statistics and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with historical patterns. Despite this, bank loans traded below historical recovery levels, thus implying a near 100% default rate. The most compelling, albeit obvious, explanation for the market’s depressed trading level was that there were more sellers of bank loans than buyers, especially during the Fund’s second quarter. Some selling was forced, especially by hedge funds and structured investment vehicles unable to meet margin requirements. Some selling was voluntary, as redemptions from mutual funds were significant throughout the year. In addition, many hard-pressed banks and investment banks that typically make markets in bank loans were hesitant to own loans and bonds, making trading more volatile. Later in the period, there were signs that many institutional investors were attracted to the asset class by record low loan prices. However, selling clearly outweighed buying, pushing prices lower.

Eaton Vance Credit Opportunities Fund

Total Return performance 4/30/08 – 10/31/08

	NYSE Symbol	EOE

	At Net Asset Value (NAV)(1)	-37.50%
	At Share Price(1)	-39.70%
	S&P/LSTA Leveraged Loan Index	-18.32%

	Premium/Discount to NAV as of 10/31/08	-7.73%
	Total Distributions per common share	$0.84
Distribution Rate(2)	At NAV	9.69%
	At Share Price	10.50%

Please refer to page 4 for additional performance information.

(1)	Performance results reflect the effects of leverage.
(2)

The Distribution Rate is based on the Fund’s most recent monthly distribution per share declared on December 1, 2008 (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  During the six months ended October 31, 2008, the high-yield bond market suffered large losses, reflecting the breakdown of the credit markets. Toxic sub- prime loans, mortgage defaults, bank failures and excessive leverage in the financial system took a toll on consumer and investor confidence and dragged the economy into recession. Early in the year, the high-yield market was additionally impacted by a large inventory of unsold bonds issued to finance pending mergers and by a growing risk-aversion among fixed-income investors. The market staged a spirited-but-brief rally in March and April 2008, as the Federal Reserve injected liquidity following the Bear Stearns failure. However, as the dimensions of the global credit crisis became increasingly apparent, the market began a dramatic sell-off. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of de-leveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market decline was most severe in October 2008, declining 16.3% in that month alone, the worst month in the history of the high-yield market. High-yield spreads at October 31, 2008 were around 1,600 basis points (16.00%) – 50% higher than the peak spreads in the previous two recessions.

•                  A further measure of the sell-off was the high-yield bond distress ratio – the percentage of the market trading at a spread of 1,000 basis points (10.00%) or more. In October 2008, that figure rose to more than 65% of the market, significantly higher than the previous record of 40% in 2002. By October 31, 2008, the market appeared to have discounted a default rate in the mid-teens range, well above historical norms for recessions.

Management Discussion

•                  The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EOE”. The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

•                  The Fund’s loan investments are very well diversified, with 303 borrowers and no single investment representing more than 1.5% of the total investments. The Fund is also broadly diversified by industry, with none constituting more than 8% at October 31, 2008. A diversified approach should help the Fund mitigate risk in an increasing default environment. At October 31, 2008, defaulted assets represented 3.5% of the Fund’s investments. Management can shift allocations among loans and bonds. The Fund remained more heavily weighted toward first and second lien secured loans, which, in management’s view, may fare better in an increasing default environment.

•                  As a result of the previously discussed market dislocation, the market value of the Fund’s investments continued to decline significantly during the six months ended October 31, 2008, resulting in a total return of -39.70% at market price. The Fund’s total return trailed bank loan and high-yield bond indices as a result of leverage on the Fund, which accentuated the negative returns, partially due to a higher concentration of second lien bank loans compared to the Index. During the period, the Fund continued to provide a high level of current income.

•                  The performance of the Fund’s high-yield bond investments was negatively impacted by its lower allocation in BB-rated bonds relative to the Index, as BB-rated issues outperformed in the difficult market environment. Consumer-discretionary holdings also affected performance negatively. For example, an overweighting in gaming bonds fared poorly, as investors feared the consequences of a cutback in leisure and travel spending. Cyclical areas, such as paper, energy and metals and mining, detracted from performance, as the slower global economy brought lower commodity prices, and weaker demand for packaging materials. The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, represented some the Fund’s better performers. Securities selection in the food and beverages, health care and utilities industries helped performance, as these bonds suffered less dramatic losses than more economically-sensitive areas. The Fund was helped by underweightings in the automotive and home building areas, which were among the hardest-hit industries in the U.S. economy. The Fund was also helped by an underweighting in the troubled financial sector. The Fund had no exposure to commercial banks, which deteriorated amid growing loan losses.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Fund information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

•                  As of October 31, 2008, the Fund had outstanding leverage of approximately 45.8% of its total net assets.(1) The Fund’s leverage consists of auction preferred shares issued by the Fund (“APS”) and borrowings under a revolving credit and security agreement with conduit lenders and a bank. Pursuant to applicable law and provisions of the Fund’s governing documents relating to the use of leverage, the Fund may not declare dividends or other distributions on common shares if it does not maintain asset coverage in certain prescribed amounts. As the result of sharp declines in the value of the Fund’s investments in recent months, the Fund sold investments to reduce outstanding leverage and maintain the required asset coverage. During the six months ended October 31, 2008, the Fund’s outstanding borrowings were reduced by approximately $28 million for this reason. If credit markets remain volatile, additional actions may be required to maintain the Fund’s asset coverage, including additional sales of investments and possibly a reduction in dividend payment rates. In the event of an improvement in asset coverage, the Fund has the ability to increase borrowings under the revolving credit and security aggreement.

(1)	In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and borrowings.

Eaton Vance Credit Opportunities Fund as of October 31, 2008

FUND PERFORMANCE

Fund Performance(1)

NYSE Symbol	EOE

Average Annual Total Return (by share price, NYSE)
Six Months	-39.70%
One Year	-47.95
Life of Fund (5/31/06)	-21.91

Average Annual Total Return (at net asset value)
Six Months	-37.50%
One Year	-45.54
Life of Fund (5/31/06)	-19.27

(1) Performance results reflect the effects of leverage.

Portfolio Composition

Top Ten Holdings(2)

By total investments

Univision Communications, Inc.	1.4%
Carmike Cinemas, Inc.	1.4
Black Lion Beverages III B.V.	1.4
Red Football Ltd.	1.4
RadNet Management, Inc.	1.2
Graceway Pharmaceuticals, LLC	1.1
Intergraph Corp.	1.1
Panolam Industries Holdings, Inc.	1.1
TriMas Corp.	1.0
Infor Enterprise Solutions Holdings	1.0

(2) Reflects the Fund’s investments as of 10/31/08. Holdings are shown as a percentage of the Fund’s total investments.

Top Five Industries(3)

By total investments

Healthcare	8.0%
Leisure Goods/Activities/Movies	7.9
Publishing	6.2
Business Equipment and Services	6.0
Automotive	5.7

(3) Reflects the Fund’s investments as of 10/31/08. Industries are shown as a percentage of the Fund’s total investments.

Credit Quality Ratings for Total Loan Investments(4)

By total loan investments

Ba	17.0%
B	39.0
Caa	19.1
Non-Rated(5)	24.8

(4)

Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Fund’s total loan investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(5)	Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

	Senior Floating-Rate Interests — 132.9%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 3.0%
	Avio Holding Spa
EUR	700,000	Term Loan - Second Lien, 9.02%, Maturing June 13, 2015	$483,267
	DAE Aviation Holdings, Inc.
	99,355	Term Loan, 7.17%, Maturing July 31, 2014	74,019
	100,532	Term Loan, 7.37%, Maturing July 31, 2014	74,896
	Evergreen International Aviation
	659,184	Term Loan, 9.00%, Maturing October 31, 2011	502,628
	Wesco Aircraft Hardware Corp.
	1,000,000	Term Loan - Second Lien, 8.87%, Maturing September 29, 2014	767,500
			$1,902,310
	Air Transport — 1.2%
	Delta Air Lines, Inc.
	271,563	Term Loan - Second Lien, 6.25%, Maturing April 30, 2014	$156,148
	Northwest Airlines, Inc.
	735,814	DIP Loan, 5.00%, Maturing August 21, 2009	598,769
			$754,917
	Automotive — 8.0%
	Allison Transmission, Inc.
	681,710	Term Loan, 5.67%, Maturing September 30, 2014	$468,189
	Chrysler Financial
	1,590,976	Term Loan, 6.82%, Maturing August 1, 2014	1,091,144
	Dayco Products, LLC
	988,178	Term Loan - Second Lien, 11.88%, Maturing December 31, 2011	123,522
	Delphi Corp.
	92,430	DIP Loan, 8.50%, Maturing December 31, 2008	58,693
	907,572	DIP Loan, 8.50%, Maturing December 31, 2008	576,308
	Federal-Mogul Corp.
	308,446	Term Loan, 5.48%, Maturing December 27, 2014	187,766
	238,797	Term Loan, 6.12%, Maturing December 27, 2015	145,368
	Ford Motor Co.
	1,390,462	Term Loan, 7.59%, Maturing December 15, 2013	772,699
	HLI Operating Co., Inc.
EUR	21,818	Term Loan, 4.87%, Maturing May 30, 2014	23,915
EUR	374,400	Term Loan, 7.67%, Maturing May 30, 2014	372,209
	Keystone Automotive Operations, Inc.
	190,666	Term Loan, 6.78%, Maturing January 12, 2012	109,633

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	TriMas Corp.
	281,250	Term Loan, 4.88%, Maturing August 2, 2011	$213,750
	1,194,375	Term Loan, 5.63%, Maturing August 2, 2013	907,725
			$5,050,921
	Beverage and Tobacco — 1.6%
	Culligan International Co.
EUR	1,000,000	Term Loan - Second Lien, 9.78%, Maturing May 31, 2013	$254,910
	492,497	Term Loan, 5.76%, Maturing November 24, 2014	301,654
	Liberator Midco Ltd.
GBP	370,079	Term Loan, 14.09%, Maturing October 27, 2016	421,378
			$977,942
	Building and Development — 5.2%
	Hovstone Holdings, LLC
	441,176	Term Loan, 6.25%, Maturing February 28, 2009	$289,588
	LNR Property Corp.
	880,000	Term Loan, 6.04%, Maturing July 3, 2011	481,800
	Metroflag BP, LLC
	1,000,000	Term Loan - Second Lien, 14.00%, Maturing January 2, 2009	450,000
	Panolam Industries Holdings, Inc.
	1,350,698	Term Loan, 6.51%, Maturing September 30, 2012	1,161,600
	Re/Max International, Inc.
	492,679	Term Loan, 11.52%, Maturing December 17, 2012	394,143
	Shea Capital I, LLC
	182,618	Term Loan, 5.25%, Maturing October 27, 2011	91,309
	United Subcontractors, Inc.
	1,005,893	Term Loan - Second Lien, 12.42%, Maturing June 27, 2013(2)	382,239
			$3,250,679
	Business Equipment and Services — 8.5%
	Affinion Group, Inc.
	839,744	Term Loan, 5.32%, Maturing October 17, 2012	$669,696
	Allied Barton Security Service
	200,000	Term Loan, 7.75%, Maturing February 21, 2015	178,500
	Intergraph Corp.
	1,500,000	Term Loan - Second Lien, 8.81%, Maturing November 29, 2014	1,166,250
	Mitchell International, Inc.
	1,000,000	Term Loan - Second Lien, 9.06%, Maturing March 28, 2015	810,000

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
N.E.W. Holdings I, LLC
	981,955	Term Loan, 5.89%, Maturing May 22, 2014	$758,560
Quintiles Transnational Corp.
	1,000,000	Term Loan - Second Lien, 7.77%, Maturing March 31, 2014	725,000
Sabre, Inc.
	1,000,000	Term Loan, 5.25%, Maturing September 30, 2014	579,444
Sitel (Client Logic)
	227,665	Term Loan, 6.51%, Maturing January 29, 2014	136,599
TDS Investor Corp.
	444,663	Term Loan, 6.01%, Maturing August 23, 2013	276,327
	89,222	Term Loan, 6.01%, Maturing August 23, 2013	55,445
			$5,355,821
Cable and Satellite Television — 5.0%
Casema
EUR	1,000,000	Term Loan - Second Lien, 8.75%, Maturing May 14, 2016	$966,533
Cequel Communications, LLC
	1,300,537	Term Loan - Second Lien, 8.80%, Maturing May 5, 2014	851,852
NTL Investment Holdings, Ltd.
GBP	1,000,000	Term Loan, 8.74%, Maturing March 30, 2013	960,246
ProSiebenSat.1 Media AG
EUR	336,798	Term Loan, 7.53%, Maturing March 2, 2015	107,316
EUR	336,798	Term Loan, 7.78%, Maturing March 2, 2016	107,316
EUR	452,132	Term Loan - Second Lien, 8.90%, Maturing September 2, 2016	80,677
EUR	469,395	Term Loan, 12.15%, Maturing March 2, 2017	71,792
			$3,145,732
Chemicals and Plastics — 3.5%
Arizona Chemical, Inc.
	500,000	Term Loan - Second Lien, 8.31%, Maturing February 28, 2014	$281,250
Foamex International, Inc.
	750,000	Term Loan - Second Lien, 9.57%, Maturing February 12, 2014	206,250
INEOS Group
EUR	424,893	Term Loan, Maturing December 14, 2011(3)	292,189
EUR	75,107	Term Loan, Maturing December 14, 2011(3)	51,650
EUR	424,893	Term Loan, Maturing December 14, 2011(3)	292,189
EUR	75,107	Term Loan, Maturing December 14, 2011(3)	51,650
EUR	500,000	Term Loan - Second Lien, 8.46%, Maturing December 14, 2012	275,621
Millenium Inorganic Chemicals
	1,000,000	Term Loan - Second Lien, 9.51%, Maturing October 31, 2014	540,000

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Momentive Performance Material
	293,088	Term Loan, 5.38%, Maturing December 4, 2013	$228,364
			$2,219,163
	Clothing / Textiles — 1.2%
	Hanesbrands, Inc.
	1,000,000	Term Loan - Second Lien, 7.27%, Maturing March 5, 2014	$783,333
			$783,333
	Conglomerates — 1.4%
	Doncasters (Dunde HoldCo 4 Ltd.)
GBP	500,000	Term Loan - Second Lien, 9.77%, Maturing January 13, 2016	$527,062
	RGIS Holdings, LLC
	329,167	Term Loan, 5.46%, Maturing April 30, 2014	226,028
	16,458	Term Loan, 5.62%, Maturing April 30, 2014	11,301
	Vertrue, Inc.
	198,000	Term Loan, 6.77%, Maturing August 16, 2014	148,500
			$912,891
	Containers and Glass Products — 0.7%
	Consolidated Container Co.
	1,000,000	Term Loan - Second Lien, 8.69%, Maturing September 28, 2014	$387,500
	Tegrant Holding Corp.
	500,000	Term Loan - Second Lien, 9.27%, Maturing March 8, 2015	62,500
			$450,000
	Cosmetics / Toiletries — 1.6%
	American Safety Razor Co.
	1,000,000	Term Loan - Second Lien, 9.41%, Maturing July 31, 2014	$835,000
	KIK Custom Products, Inc.
	500,000	Term Loan - Second Lien, 8.54%, Maturing November 30, 2014	166,250
			$1,001,250
	Drugs — 2.0%
	Graceway Pharmaceuticals, LLC
	1,000,000	Term Loan - Second Lien, 10.26%, Maturing May 3, 2013	$540,000
	1,000,000	Term Loan, 12.01%, Maturing November 3, 2013	645,000
	Pharmaceutical Holdings Corp.
	116,826	Term Loan, 6.51%, Maturing January 30, 2012	98,134
			$1,283,134

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Ecological Services and Equipment — 2.4%
	Cory Environmental Holdings
GBP	500,000	Term Loan - Second Lien, 9.88%, Maturing September 30, 2014	$704,091
	Kemble Water Structure, Ltd.
GBP	500,000	Term Loan, 10.16%, Maturing October 13, 2013	559,249
	Synagro Technologies, Inc.
	500,000	Term Loan - Second Lien, 7.56%, Maturing October 2, 2014	227,500
			$1,490,840
	Electronics / Electrical — 3.0%
	Aspect Software, Inc.
	1,000,000	Term Loan - Second Lien, 10.00%, Maturing July 11, 2013	$760,000
	Infor Enterprise Solutions Holdings
	266,131	Term Loan, 6.52%, Maturing July 28, 2012	162,340
	648,867	Term Loan, 7.52%, Maturing July 28, 2012	410,408
	338,539	Term Loan, 7.52%, Maturing July 28, 2012	214,126
	366,667	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	117,333
	633,333	Term Loan - Second Lien, 10.01%, Maturing March 2, 2014	204,250
			$1,868,457
	Farming / Agriculture — 2.3%
	BF Bolthouse HoldCo, LLC
	1,000,000	Term Loan - Second Lien, 9.26%, Maturing December 16, 2013	$760,000
	Central Garden & Pet Co.
	989,848	Term Loan, 4.74%, Maturing February 28, 2014	665,673
			$1,425,673
	Financial Intermediaries — 3.8%
	Citco III, Ltd.
	476,137	Term Loan, 5.13%, Maturing June 30, 2014	$385,671
	E.A. Viner International Co.
	753,450	Term Loan, 6.77%, Maturing July 31, 2013	708,243
Nuveen Investments, Inc.
	348,250	Term Loan, 6.35%, Maturing November 2, 2014	200,824
	RJO Holdings Corp. (RJ O'Brien)
	1,489,975	Term Loan, 6.00%, Maturing July 31, 2014(2)	1,072,782
			$2,367,520
	Food Products — 5.2%
	Acosta, Inc.
	977,500	Term Loan, 5.37%, Maturing July 28, 2013	$720,906

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Black Lion Beverages III B.V.
EUR	2,000,000	Term Loan - Second Lien, 9.49%, Maturing January 24, 2016	$1,550,702
Provimi Group SA
EUR	24,182	Term Loan - Second Lien, 8.75%, Maturing June 28, 2015	21,806
	282,126	Term Loan - Second Lien, 7.95%, Maturing December 28, 2016(4)	199,604
EUR	697,446	Term Loan - Second Lien, 8.75%, Maturing December 28, 2016(4)	628,917
Ruby Acquisitions Ltd.
EUR	214,286	Term Loan - Second Lien, 10.63%, Maturing July 5, 2015	184,355
			$3,306,290
Food Service — 3.1%
Buffets, Inc.
	332,565	DIP Loan, 12.25%, Maturing January 22, 2009	$334,228
OSI Restaurant Partners, LLC
	71,087	Term Loan, 5.28%, Maturing May 9, 2013	37,380
	888,713	Term Loan, 5.25%, Maturing May 9, 2014	467,315
QCE Finance, LLC
	1,000,000	Term Loan - Second Lien, 9.51%, Maturing November 5, 2013	592,507
Selecta
EUR	741,246	Term Loan - Second Lien, 9.12%, Maturing December 28, 2015	550,320
			$1,981,750
Food / Drug Retailers — 0.3%
General Nutrition Centers, Inc.
	246,250	Term Loan, 6.14%, Maturing September 16, 2013	$170,733
			$170,733
Healthcare — 10.7%
Bright Horizons Family Solutions, Inc.
	249,375	Term Loan, 7.50%, Maturing May 15, 2015	$198,669
Capio AB
EUR	248,184	Term Loan - Second Lien, 8.91%, Maturing October 24, 2016	203,237
EUR	751,816	Term Loan - Second Lien, 8.91%, Maturing October 24, 2016	615,661
Carestream Health, Inc.
	1,000,000	Term Loan - Second Lien, 8.32%, Maturing October 30, 2013	491,250

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	CB Diagnostics AB
EUR	518,519	Term Loan, 8.00%, Maturing September 9, 2015	$484,643
EUR	481,481	Term Loan, 8.00%, Maturing September 9, 2016	450,026
	Concentra, Inc.
	1,000,000	Term Loan - Second Lien, 9.27%, Maturing June 25, 2015	350,000
	Dako EQT Project Delphi
	750,000	Term Loan - Second Lien, 7.63%, Maturing December 12, 2016	300,000
	Fenwal, Inc.
	750,000	Term Loan - Second Lien, 8.06%, Maturing August 28, 2014	538,125
	IM U.S. Holdings, LLC
	500,000	Term Loan - Second Lien, 7.75%, Maturing June 26, 2015	350,000
	Leiner Health Products, Inc.
	202,905	Term Loan, 8.75%, Maturing May 27, 2011(5)	192,760
	Physiotherapy Associates, Inc.
	500,000	Term Loan - Second Lien, 13.00%, Maturing June 27, 2014	337,500
	RadNet Management, Inc.
	2,000,000	Term Loan - Second Lien, 11.81%, Maturing November 15, 2013	1,350,000
	ReAble Therapeutics Finance, LLC
	377,106	Term Loan, 5.76%, Maturing November 16, 2013	284,715
	Viant Holdings, Inc.
	988,737	Term Loan, 6.02%, Maturing June 25, 2014	588,299
			$6,734,885
	Home Furnishings — 2.6%
	Hunter Fan Co.
	500,000	Term Loan - Second Lien, 9.56%, Maturing April 16, 2014(2)	$145,000
	National Bedding Co., LLC
	1,500,000	Term Loan - Second Lien, 8.40%, Maturing August 31, 2012	945,000
	Oreck Corp.
	982,143	Term Loan, 5.61%, Maturing February 2, 2012(2)	384,018
	Simmons Co.
	1,000,000	Term Loan, 8.35%, Maturing February 15, 2012	177,500
			$1,651,518
	Industrial Equipment — 5.7%
	CEVA Group PLC U.S.
	883,553	Term Loan, 6.75%, Maturing January 4, 2014	$709,051
	105,263	Term Loan, 6.76%, Maturing January 4, 2014	84,474
	EPD Holdings (Goodyear Engineering Products)
	1,000,000	Term Loan - Second Lien, 8.75%, Maturing July 13, 2015	580,000

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Generac Acquisition Corp.
	1,000,000	Term Loan - Second Lien, 10.15%, Maturing April 7, 2014	$325,000
	John Maneely Co.
	891,060	Term Loan, 7.66%, Maturing December 8, 2013	657,157
	Sequa Corp.
	397,522	Term Loan, 6.38%, Maturing November 30, 2014	298,638
	TFS Acquisition Corp.
	980,000	Term Loan, 7.26%, Maturing August 11, 2013	911,400
			$3,565,720
	Insurance — 2.6%
	Alliant Holdings I, Inc.
	222,750	Term Loan, 6.76%, Maturing August 21, 2014	$153,697
	AmWINS Group, Inc.
	500,000	Term Loan - Second Lien, 8.50%, Maturing June 8, 2014	315,000
	CCC Information Services Group, Inc.
	827,037	Term Loan, 6.02%, Maturing February 10, 2013	665,765
	U.S.I. Holdings Corp.
	692,487	Term Loan, 6.52%, Maturing May 4, 2014	503,785
			$1,638,247
	Leisure Goods / Activities / Movies — 11.8%
	AMF Bowling Worldwide, Inc.
	1,000,000	Term Loan - Second Lien, 9.07%, Maturing December 8, 2013	$575,000
	Bombardier Recreational Products
	911,392	Term Loan, 6.16%, Maturing June 28, 2013	631,139
	Butterfly Wendel US, Inc.
	239,830	Term Loan, 5.63%, Maturing June 22, 2013	183,470
	239,908	Term Loan, 5.38%, Maturing June 22, 2014	183,530
	Carmike Cinemas, Inc.
	1,949,623	Term Loan, 6.31%, Maturing May 19, 2012	1,564,572
	Deluxe Entertainment Services
	500,000	Term Loan - Second Lien, 9.76%, Maturing November 11, 2013	337,500
	Red Football Ltd.
GBP	1,500,000	Term Loan - Second Lien, 10.67%, Maturing August 16, 2016	1,536,930
	Revolution Studios Distribution Co., LLC
	376,711	Term Loan, 6.87%, Maturing December 21, 2014	312,670
	1,000,000	Term Loan, 10.12%, Maturing June 21, 2015	710,000
	Southwest Sports Group, LLC
	1,000,000	Term Loan, 6.31%, Maturing December 22, 2010	775,000

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Zuffa, LLC
	989,975	Term Loan, 5.81%, Maturing June 20, 2016	$618,734
			$7,428,545
	Lodging and Casinos — 2.1%
	Gala Electric Casinos, Ltd.
GBP	912,860	Term Loan, 8.33%, Maturing December 12, 2014	$805,340
	Herbst Gaming, Inc.
	987,437	Term Loan, 10.50%, Maturing December 2, 2011	548,028
			$1,353,368
	Nonferrous Metals / Minerals — 2.2%
	Euramax International, Inc.
	1,000,000	Term Loan - Second Lien, 11.00%, Maturing June 28, 2013	$475,000
	Murray Energy Corp.
	1,086,543	Term Loan - Second Lien, 15.31%, Maturing August 9, 2011	934,427
			$1,409,427
	Oil and Gas — 1.0%
	Dresser, Inc.
	1,000,000	Term Loan - Second Lien, 8.56%, Maturing May 4, 2015	$618,333
			$618,333
	Publishing — 9.6%
	American Media Operations, Inc.
	1,465,403	Term Loan, 7.56%, Maturing January 31, 2013	$985,484
	Hanley-Wood, LLC
	992,500	Term Loan, 5.28%, Maturing March 8, 2014	528,506
	Idearc, Inc.
	997,462	Term Loan, 5.74%, Maturing November 17, 2014	430,571
	Laureate Education, Inc.
	51,114	Term Loan, 7.00%, Maturing August 17, 2014	36,547
	341,567	Term Loan, 7.00%, Maturing August 17, 2014	244,220
	Local Insight Regatta Holdings, Inc.
	498,750	Term Loan, 7.77%, Maturing April 23, 2015	412,300
	Mediannuaire Holding
EUR	500,000	Term Loan - Second Lien, 9.38%, Maturing April 10, 2016	267,655
	Merrill Communications, LLC
	1,000,000	Term Loan - Second Lien, 10.22%, Maturing November 15, 2013	425,000
	Philadelphia Newspapers, LLC
	944,102	Term Loan, 7.25%, Maturing June 29, 2013	283,231

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Reader's Digest Association, Inc. (The)
	738,750	Term Loan, 5.23%, Maturing March 2, 2014	$376,762
	Source Interlink Companies, Inc.
	497,481	Term Loan, 6.47%, Maturing August 1, 2014	335,800
	Star Tribune Co. (The)
	246,875	Term Loan, 6.00%, Maturing March 5, 2014(5)	78,383
	750,000	Term Loan - Second Lien, 6.00%, Maturing March 5, 2014(5)	51,250
Tribune Co.
	769,750	Term Loan, 7.08%, Maturing May 17, 2009	605,793
	1,036,888	Term Loan, 6.50%, Maturing May 17, 2014	383,649
	Xsys, Inc.
EUR	1,500,000	Term Loan - Second Lien, 9.37%, Maturing September 27, 2015	621,343
			$6,066,494
	Radio and Television — 6.6%
	CMP Susquehanna Corp.
	1,000,000	Term Loan, 5.25%, Maturing May 5, 2011(4)	$755,000
	Live Nation Worldwide, Inc.
	771,295	Term Loan, 7.02%, Maturing December 21, 2013	620,892
	NEP II, Inc.
	147,749	Term Loan, 6.01%, Maturing February 16, 2014	108,595
	Tyrol Acquisition 2 SAS
EUR	750,000	Term Loan - Second Lien, 7.75%, Maturing July 19, 2016	430,161
	Univision Communications, Inc.
	770,500	Term Loan - Second Lien, 5.50%, Maturing March 29, 2009	676,114
	1,650,000	Term Loan, 5.25%, Maturing September 29, 2014	896,775
	Young Broadcasting, Inc.
	989,770	Term Loan, 6.30%, Maturing November 3, 2012	654,485
			$4,142,022
	Retailers (Except Food and Drug) — 2.5%
	Educate, Inc.
	500,000	Term Loan - Second Lien, 6.01%, Maturing June 14, 2014	$350,000
	Orbitz Worldwide, Inc.
	267,300	Term Loan, 6.39%, Maturing July 25, 2014	171,740
	Oriental Trading Co., Inc.
	750,000	Term Loan - Second Lien, 9.12%, Maturing January 31, 2013	312,500
	Savers, Inc.
	447,716	Term Loan, 5.75%, Maturing August 11, 2012	353,695
	489,797	Term Loan, 5.75%, Maturing August 11, 2012	386,940
			$1,574,875

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Steel — 1.6%
	Niagara Corp.
	1,483,725	Term Loan, 8.50%, Maturing June 29, 2014	$1,023,770
			$1,023,770
	Surface Transport — 2.7%
	Gainey Corp.
	1,400,663	Term Loan, 7.00%, Maturing April 20, 2012(5)	$280,133
	Ozburn-Hessey Holding Co., LLC
	969,331	Term Loan, 6.61%, Maturing August 9, 2012	867,552
	Swift Transportation Co., Inc.
	500,000	Term Loan, 4.87%, Maturing May 10, 2012	319,166
	390,698	Term Loan, 6.06%, Maturing May 10, 2014	226,605
			$1,693,456
	Telecommunications — 3.9%
	Asurion Corp.
	750,000	Term Loan - Second Lien, 10.84%, Maturing January 13, 2013	$505,000
	BCM Luxembourg, Ltd.
EUR	1,000,000	Term Loan - Second Lien, 8.75%, Maturing March 31, 2016	662,766
	IPC Systems, Inc.
	1,000,000	Term Loan - Second Lien, 9.01%, Maturing May 31, 2015	420,000
	Palm, Inc.
	990,000	Term Loan, 7.27%, Maturing April 24, 2014	554,400
	Trilogy International Partners
	500,000	Term Loan, 7.26%, Maturing June 29, 2012	302,500
			$2,444,666
	Utilities — 4.3%
	AEI Finance Holding, LLC
	116,022	Revolving Loan, 5.66%, Maturing March 30, 2012	$77,155
	836,685	Term Loan, 6.76%, Maturing March 30, 2014	556,396
	Astoria Generating Co.
	1,000,000	Term Loan - Second Lien, 6.96%, Maturing August 23, 2013	777,500
	BRSP, LLC
	906,150	Term Loan, 5.86%, Maturing July 13, 2009	647,354
	Electricinvest Holding Co.
EUR	297,885	Term Loan, 8.94%, Maturing October 24, 2012	300,888
GBP	300,000	Term Loan, 10.10%, Maturing October 24, 2012	382,623
			$2,741,916
Total Senior Floating-Rate Interests (identified cost $136,255,607)			$83,786,598

Corporate Bonds & Notes — 32.8%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.3%
Alion Science and Technologies Corp.
$60	10.25%, 2/1/15	$33,300
Bombardier, Inc.
65	8.00%, 11/15/14(6)	55,900
Hawker Beechcraft Acquisition
90	9.75%, 4/1/17	50,850
Vought Aircraft Industries, Inc., Sr. Notes
45	8.00%, 7/15/11	33,975
		$174,025
Automotive — 1.8%
Allison Transmission, Inc.
$170	11.00%, 11/1/15(6)	$107,100
Altra Industrial Motion, Inc.
1,050	9.00%, 12/1/11	950,250
American Axle & Manufacturing, Inc.
60	7.875%, 3/1/17	18,900
General Motors Corp., Sr. Notes
60	7.20%, 1/15/11	24,450
Tenneco, Inc.
30	8.125%, 11/15/15	15,750
		$1,116,450
Broadcast Radio and Television — 0.1%
Warner Music Group, Sr. Sub. Notes
$60	7.375%, 4/15/14	$37,500
XM Satellite Radio Holdings, Inc., Sr. Notes
125	13.00%, 8/1/13(6)	48,125
		$85,625
Brokers / Dealers / Investment Houses — 0.0%
Nuveen Investments, Inc., Sr. Notes
$80	10.50%, 11/15/15(6)	$22,000
		$22,000
Building and Development — 0.5%
Interline Brands, Inc., Sr. Sub. Notes
$40	8.125%, 6/15/14	$31,000
Panolam Industries International, Sr. Sub. Notes
175	10.75%, 10/1/13	105,875

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
Ply Gem Industries, Inc., Sr. Notes
$125	11.75%, 6/15/13(6)	$83,125
Texas Industries Inc., Sr. Notes
75	7.25%, 7/15/13(6)	59,250
		$279,250
Business Equipment and Services — 1.8%
Affinion Group, Inc.
$35	11.50%, 10/15/15	$21,175
Education Management, LLC, Sr. Notes
80	8.75%, 6/1/14	58,800
Education Management, LLC, Sr. Sub. Notes
585	10.25%, 6/1/16	406,575
Hertz Corp.
15	8.875%, 1/1/14	11,025
225	10.50%, 1/1/16	140,062
MediMedia USA, Inc., Sr. Sub. Notes
100	11.375%, 11/15/14(6)	80,500
Rental Service Corp.
230	9.50%, 12/1/14	139,150
Ticketmaster, Sr. Notes
110	10.75%, 8/1/16(6)	92,950
Travelport, LLC
175	9.875%, 9/1/14	84,000
20	11.875%, 9/1/16	8,100
West Corp.
190	9.50%, 10/15/14	104,500
		$1,146,837
Cable and Satellite Television — 1.2%
Cablevision Systems Corp., Sr. Notes, Series B
$95	8.00%, 4/15/12	$80,394
CCH I Holdings, LLC, Sr. Notes
25	11.00%, 10/1/15	10,500
CCH II Holdings, LLC, Sr. Notes
40	10.25%, 10/1/13	25,200
30	10.25%, 10/1/13(6)	18,300
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
700	8.75%, 11/15/13	465,500
Charter Communications, Inc., Sr. Notes
95	10.875%, 9/15/14(6)	77,662
Mediacom Broadband Group Corp., LLC, Sr. Notes
75	8.50%, 10/15/15	55,875
National Cable PLC
20	8.75%, 4/15/14	14,100
		$747,531

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics — 0.4%
INEOS Group Holdings PLC, Sr. Sub. Notes
$155	8.50%, 2/15/16(6)	$58,125
Reichhold Industries, Inc., Sr. Notes
225	9.00%, 8/15/14(6)	196,875
		$255,000
Clothing / Textiles — 1.9%
Levi Strauss & Co., Sr. Notes
$300	9.75%, 1/15/15	$211,500
40	8.875%, 4/1/16	26,400
Oxford Industries, Inc., Sr. Notes
1,030	8.875%, 6/1/11	849,750
Perry Ellis International, Inc., Sr. Sub. Notes
105	8.875%, 9/15/13	81,375
		$1,169,025
Conglomerates — 0.2%
RBS Global & Rexnord Corp.
$75	9.50%, 8/1/14	$52,125
70	11.75%, 8/1/16	46,200
		$98,325
Containers and Glass Products — 1.3%
Intertape Polymer US, Inc., Sr. Sub. Notes
$20	8.50%, 8/1/14	$16,100
Pliant Corp. (PIK)
885	11.625%, 6/15/09	619,666
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
275	8.00%, 3/15/17	136,125
Solo Cup Co.
15	8.50%, 2/15/14	10,125
Stone Container Corp., Sr. Notes
50	8.375%, 7/1/12	25,750
		$807,766
Ecological Services and Equipment — 0.0%
Waste Services, Inc., Sr. Sub. Notes
$25	9.50%, 4/15/14	$20,125
		$20,125
Electronics / Electrical — 1.3%
Advanced Micro Devices, Inc., Sr. Notes
$135	7.75%, 11/1/12	$85,387

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Electronics / Electrical (continued)
Amkor Technologies, Inc., Sr. Notes
$25	7.125%, 3/15/11	$18,469
30	7.75%, 5/15/13	18,712
105	9.25%, 6/1/16	63,000
Avago Technologies Finance
65	10.125%, 12/1/13	54,925
110	11.875%, 12/1/15	89,650
First Data Corp.
140	9.875%, 9/24/15	90,300
SunGard Data Systems, Inc., Sr. Notes
465	10.625%, 5/15/15(6)	395,250
		$815,693
Financial Intermediaries — 0.4%
Ford Motor Credit Co., Sr. Notes
$30	5.70%, 1/15/10	$22,275
40	7.875%, 6/15/10	26,884
10	9.875%, 8/10/11	6,305
240	12.00%, 5/15/15	152,567
General Motors Acceptance Corp., Variable Rate
75	4.054%, 5/15/09	65,364
		$273,395
Food Products — 0.0%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Note
$10	11.50%, (0.00% until 11/1/08), 11/1/11	$8,700
		$8,700
Food Service — 1.0%
Aramark Services, Inc.
$90	8.50%, 2/1/15	$77,400
El Pollo Loco, Inc.
55	11.75%, 11/15/13	45,375
NPC International, Inc., Sr. Sub. Notes
840	9.50%, 5/1/14	525,000
		$647,775
Food / Drug Retailers — 0.8%
General Nutrition Center, Sr. Notes, Variable Rate, (PIK)
$335	7.584%, 3/15/14	$209,375
General Nutrition Center, Sr. Sub. Notes
180	10.75%, 3/15/15	112,500

Principal Amount (000's omitted)	Security	Value
Food / Drug Retailers (continued)
Rite Aid Corp.
$25	10.375%, 7/15/16	$17,500
275	7.50%, 3/1/17	174,625
		$514,000
Forest Products — 1.2%
Jefferson Smurfit Corp., Sr. Notes
$110	8.25%, 10/1/12	$56,650
30	7.50%, 6/1/13	15,150
NewPage Corp.
720	10.00%, 5/1/12	493,200
225	12.00%, 5/1/13	133,875
Verso Paper Holdings, LLC/Verso Paper, Inc.
130	11.375%, 8/1/16	52,650
		$751,525
Healthcare — 3.2%
Accellent, Inc.
$45	10.50%, 12/1/13	$33,525
Advanced Medical Optics, Inc., Sr. Sub. Notes
35	7.50%, 5/1/17	23,275
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
15	10.00%, 2/15/15	14,475
Community Health Systems, Inc.
90	8.875%, 7/15/15	75,825
DJO Finance, LLC/DJO Finance Corp.
115	10.875%, 11/15/14	93,150
HCA, Inc.
150	8.75%, 9/1/10	132,750
14	7.875%, 2/1/11	11,760
90	9.125%, 11/15/14	77,625
220	9.25%, 11/15/16	187,550
MultiPlan Inc., Sr. Sub. Notes
1,035	10.375%, 4/15/16(6)	957,375
National Mentor Holdings, Inc.
145	11.25%, 7/1/14	134,125
US Oncology, Inc.
30	9.00%, 8/15/12	25,050
335	10.75%, 8/15/14	262,975
		$2,029,460

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Industrial Equipment — 0.2%
ESCO Corp., Sr. Notes
$65	8.625%, 12/15/13(6)	$52,325
ESCO Corp., Sr. Notes, Variable Rate
65	6.694%, 12/15/13(6)	49,725
		$102,050
Insurance — 0.3%
Alliant Holdings I, Inc.
$70	11.00%, 5/1/15(6)	$57,050
Hub International Holdings
75	9.00%, 12/15/14(6)	56,625
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
60	6.679%, 11/15/14(6)	38,175
		$151,850
Leisure Goods / Activities / Movies — 1.8%
AMC Entertainment, Inc.
$385	11.00%, 2/1/16	$306,075
Marquee Holdings, Inc., Sr. Disc. Notes
1,215	9.505%, 8/15/14	735,075
Royal Caribbean Cruises, Sr. Notes
55	7.00%, 6/15/13	38,500
20	6.875%, 12/1/13	13,500
15	7.25%, 6/15/16	9,675
30	7.25%, 3/15/18	19,350
		$1,122,175
Lodging and Casinos — 2.9%
Buffalo Thunder Development Authority
$220	9.375%, 12/15/14(6)	$78,100
CCM Merger, Inc.
95	8.00%, 8/1/13(6)	56,525
Fontainebleau Las Vegas Casino, LLC
310	10.25%, 6/15/15(6)	43,400
Host Hotels and Resorts, LP, Sr. Notes
145	6.75%, 6/1/16	105,850
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
120	11.00%, 11/1/12(6)	60,600
Inn of the Mountain Gods, Sr. Notes
40	12.00%, 11/15/10	17,800
MGM Mirage, Inc.
15	7.50%, 6/1/16	8,925

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
$55	8.00%, 4/1/12	$40,700
110	7.125%, 8/15/14	66,550
1,125	6.875%, 2/15/15	658,125
Pinnacle Entertainment, Inc., Sr. Sub. Notes
10	8.25%, 3/15/12	6,975
95	7.50%, 6/15/15	59,850
Pokagon Gaming Authority, Sr. Notes
56	10.375%, 6/15/14(6)	51,240
Scientific Games Corp.
30	7.875%, 6/15/16(6)	23,100
Seminole Hard Rock Entertainment, Variable Rate
80	5.319%, 3/15/14(6)	53,199
Trump Entertainment Resorts, Inc.
130	8.50%, 6/1/15(5)	34,125
Tunica-Biloxi Gaming Authority, Sr. Notes
160	9.00%, 11/15/15(6)	140,400
Waterford Gaming, LLC, Sr. Notes
202	8.625%, 9/15/14(6)	142,331
Wynn Las Vegas, LLC
230	6.625%, 12/1/14	170,775
		$1,818,570
Nonferrous Metals / Minerals — 0.6%
Aleris International, Inc., Sr. Notes
$195	9.00%, 12/15/14	$68,250
FMG Finance PTY, Ltd.
345	10.625%, 9/1/16(6)	238,050
Freeport-McMoran C and G, Sr. Notes
110	8.375%, 4/1/17	86,469
		$392,769
Oil and Gas — 3.9%
Allis-Chalmers Energy, Inc., Sr. Notes
$1,045	9.00%, 1/15/14	$684,475
Cimarex Energy Co., Sr. Notes
55	7.125%, 5/1/17	44,275
Clayton Williams Energy, Inc.
40	7.75%, 8/1/13	24,800
Compton Pet Finance Corp.
90	7.625%, 12/1/13	52,650
Denbury Resources, Inc., Sr. Sub. Notes
25	7.50%, 12/15/15	17,500

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Forbes Energy Services, Sr. Notes
$170	11.00%, 2/15/15	$119,000
OPTI Canada, Inc., Sr. Notes
65	7.875%, 12/15/14	39,325
75	8.25%, 12/15/14	45,000
Petrohawk Energy Corp., Sr. Notes
820	9.125%, 7/15/13	635,500
60	7.875%, 6/1/15(6)	40,950
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18	50,375
Petroplus Finance, Ltd.
545	7.00%, 5/1/17(6)	359,700
Plains Exploration & Production Co.
80	7.00%, 3/15/17	52,800
Quicksilver Resources, Inc.
15	8.25%, 8/1/15	10,500
160	7.125%, 4/1/16	103,200
SemGroup L.P., Sr. Notes
145	8.75%, 11/15/15(5)(6)	9,425
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	25,350
Stewart & Stevenson, LLC, Sr. Notes
220	10.00%, 7/15/14	166,100
		$2,480,925
Publishing — 1.2%
Dex Media West/Finance, Series B
$45	9.875%, 8/15/13	$16,987
Harland Clarke Holdings
35	9.50%, 5/15/15	16,975
Laureate Education, Inc.
50	10.00%, 8/15/15(6)	36,250
Laureate Education, Inc. (PIK)
452	10.25%, 8/15/15(6)	308,276
Nielsen Finance, LLC
345	10.00%, 8/1/14	251,850
75	12.50%, (0.00% until 8/1/11), 8/1/16	29,250
Reader's Digest Association, Inc. (The), Sr. Sub. Notes
270	9.00%, 2/15/17	77,625
		$737,213
Rail Industries — 0.1%
American Railcar Industry, Sr. Notes
$80	7.50%, 3/1/14	$63,600
		$63,600

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) — 2.6%
Amscan Holdings, Inc., Sr. Sub. Notes
$225	8.75%, 5/1/14	$147,375
Neiman Marcus Group, Inc.
825	9.00%, 10/15/15	569,250
675	10.375%, 10/15/15	452,250
Sally Holdings, LLC
20	9.25%, 11/15/14	16,100
Sally Holdings, LLC, Sr. Notes
260	10.50%, 11/15/16	191,100
Toys "R" Us
130	7.375%, 10/15/18	68,250
Yankee Acquisition Corp., Series B
347	8.50%, 2/15/15	197,790
		$1,642,115
Steel — 0.2%
RathGibson, Inc., Sr. Notes
$10	11.25%, 2/15/14	$6,800
Steel Dynamics, Inc., Sr. Notes
140	7.375%, 11/1/12	104,825
		$111,625
Surface Transport — 0.2%
CEVA Group, PLC, Sr. Notes
$135	10.00%, 9/1/14(6)	$97,875
		$97,875
Telecommunications — 1.1%
Digicel Group, Ltd., Sr. Notes
$110	9.25%, 9/1/12(6)	$86,350
30	9.125%, 1/15/15(6)	16,950
Intelsat Bermuda, Ltd.
375	11.25%, 6/15/16	322,500
Nortel Networks, Ltd.
270	10.75%, 7/15/16(6)	143,775
Windstream Corp., Sr. Notes
95	8.125%, 8/1/13	78,613
30	8.625%, 8/1/16	22,800
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
60	11.00%, 12/1/17(6)	28,500
		$699,488

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities — 0.4%
AES Corp.
$35	8.00%, 10/15/17	$27,125
Dynegy Holdings, Inc., Sr. Notes
20	7.75%, 6/1/19	13,500
Edison Mission Energy, Sr. Notes
15	7.50%, 6/15/13	12,713
NRG Energy, Inc.
65	7.25%, 2/1/14	57,038
165	7.375%, 1/15/17	143,138
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	7,750
		$261,264
Total Corporate Bonds & Note (identified cost $29,376,996)		$20,644,026
Asset Backed Securities — 0.9%
Principal Amount (000's omitted)	Security	Value
$2,000	Comstock Funding, Ltd., Series 2006-1A, Class D, 6.899%, 5/30/20(6)(9)	$548,800
Total Asset Backed Securities (identified cost $1,440,000)		$548,800
Preferred Stocks — 0.1%
Units	Security	Value
198	Fontainebleau Resorts LLC (PIK)(2)(7)	$53,070
Total Preferred Stocks (identified cost $198,020)		$53,070
Miscellaneous — 0.0%
Shares	Security	Value
290,298	Adelphia Recovery Trust(8)	$5,806
300,000	Adelphia, Inc. Escrow Certificate(8)	9,000
Total Miscellaneous (identified cost $299,250)		$14,806

Short-Term Investments — 6.1%
Interest (000's omitted)	Description	Value
$3,860	Cash Management Portfolio, 1.90%(10)	$3,860,055
Total Short-Term Investments (identified cost $3,860,055)		$3,860,055
Total Investments — 172.8% (identified cost $171,429,928)		$108,907,355
Less Unfunded Loan Commitments — (2.3)%		$(1,448,313)
Net Investments — 170.5% (identified cost $169,981,615)		$107,459,042
Other Assets, Less Liabilities — (27.5)%		$(17,341,303)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (43.0)%		$(27,077,359)
Net Assets Applicable to Common Shares — 100.0%		$63,040,380

DIP - Debtor in Possession

PIK - Payment In Kind

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

(3)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(4)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $5,070,233 or 8.00% of the Fund's net assets.

(7)  Restricted security.

(8)  Non-income producing security.

(9)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2008.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $166,121,560)	$103,598,987
Affiliated investment, at value (identified cost, $3,860,055)	3,860,055
Cash	1,000,000
Foreign currency, at value (identified cost, $1,147,966)	1,128,300
Receivable for investments sold	4,827,456
Dividends and interest receivable	2,464,353
Interest receivable from affiliated investment	2,489
Receivable for open forward foreign currency contracts	297,777
Receivable for closed interest rate floors	104,828
Prepaid expenses	524,367
Total assets	$117,808,612
Liabilities
Notes payable	$26,175,000
Payable for investments purchased	1,330,384
Payable to affiliate for investment adviser fee	64,099
Payable to affiliate for Trustees' fees	367
Accrued expenses	269,475
Total liabilities	$27,839,325
Auction preferred shares (1,083 shares outstanding) at liquidation value plus cumulative unpaid dividends	$27,077,359
Net assets applicable to common shares	$62,891,928
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,257,139 shares issued and outstanding	$72,571
Additional paid-in capital	138,729,880
Accumulated net realized loss (computed on the basis of identified cost)	(12,802,107)
Accumulated distributions in excess of net investment income	(911,976)
Net unrealized depreciation (computed on the basis of identified cost)	(62,196,440)
Net assets applicable to common shares	$62,891,928
Net Asset Value Per Common Share
($62,891,928 ÷ 7,257,139 common shares issued and outstanding)	$8.67

Statement of Operations

For the Six Months Ended
October 31, 2008

Investment Income
Interest	$8,397,171
Dividends	82,085
Interest income allocated from affiliated investment	61,506
Expenses allocated from affiliated investment	(10,965)
Total investment income	$8,529,797
Expenses
Investment adviser fee	$682,354
Trustees' fees and expenses	740
Legal and accounting services	82,105
Custodian fee	53,511
Preferred shares service fee	40,965
Transfer and dividend disbursing agent fees	14,092
Printing and postage	11,340
Interest expense and fees	1,077,764
Miscellaneous	68,938
Total expenses	$2,031,809
Deduct — Reduction of investment adviser fee	$182,343
Reduction of custodian fee	103
Total expense reductions	$182,446
Net expenses	$1,849,363
Net investment income	$6,680,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(10,327,199)
Interest rate floors	3,330
Foreign currency and forward foreign currency exchange contract transactions	4,207,054
Net realized loss	$(6,116,815)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(38,379,504)
Interest rate floors	(974,403)
Foreign currency and forward foreign currency exchange contracts	196,145
Net change in unrealized appreciation (depreciation)	$(39,157,762)
Net realized and unrealized loss	$(45,274,577)
Distributions to preferred shareholders
From net investment income	(607,230)
Net decrease in net assets from operations	$(39,201,373)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended October 31, 2008 (Unaudited)	Year Ended April 30, 2008
From operations — Net investment income	$6,680,434	$18,401,520
Net realized loss from investment transactions, interest rate floors, and foreign currency and forward foreign currency exchange contract transactions	(6,116,815)	(3,632,196)
Net change in unrealized appreciation (depreciation) of investments, interest rate floors, and foreign currency and forward foreign currency exchange contracts	(39,157,762)	(28,515,367)
Distributions to preferred shareholders from net investment income	(607,230)	(4,288,579)
Net decrease in net assets from operations	$(39,201,373)	$(18,034,622)
Distributions to common shareholders — From net investment income	$(6,095,997)	$(14,300,086)
Total distributions to common shareholders	$(6,095,997)	$(14,300,086)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$1,518,607
Total increase in net assets from capital share transactions	$—	$1,518,607
Net decrease in net assets	$(45,297,370)	$(30,816,101)
Net Assets Applicable to Common Shares
At beginning of period	$108,189,298	$139,005,399
At end of period	$62,891,928	$108,189,298
Accumulated distributions in excess of net investment income
At end of period	$(911,976)	$(889,183)

Statement of Cash Flows

Cash Flows From Operating Activities	Six Months Ended October 31, 2008 (Unaudited)
Net decrease in net assets from operations	$(39,201,373)
Distributions to preferred shareholders	607,230
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(38,594,143)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(20,200,634)
Investments sold and principal repayments	50,031,568
Increase in short-term investments, net	(118,979)
Net amortization of premium (discount)	(1,524,191)
Amortization of structuring fee on notes payable	42,427
Decrease in dividends and interest receivable	373,836
Decrease in interest receivable from affiliated investment	8,454
Increase in receivable for investments sold	(4,781,375)
Decrease in receivable for interest rate floors	1,067,471
Increase in receivable for open forward foreign currency contracts	(179,637)
Decrease in prepaid expenses	565,119
Increase in payable for investments purchased	1,025,522
Decrease in payable to affiliate for investment adviser fee	(21,815)
Decrease in payable to affiliate for Trustees' fees	(1,425)
Decrease in unfunded loan commitments	(463,412)
Increase in accrued expenses	103,268
Net change in unrealized (appreciation) depreciation on investments	38,379,504
Net realized (gain) loss on investments	10,327,199
Net cash provided by operating activities	$36,038,757
Cash Flows From Financing Activities
Cash distributions paid to common shareholders, net of reinvestments	$(6,095,997)
Liquidation of auction preferred shares	(54,175,000)
Distributions to preferred shareholders	(663,315)
Proceeds from notes payable	54,175,000
Repayment of notes payable	(28,000,000)
Payment of structuring fee on notes payable	(541,750)
Net cash used in financing activities	$(35,301,062)
Net increase in cash	$737,695
Cash at beginning of period(1)	$1,390,605
Cash at end of period(1)	$2,128,300
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$918,846

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended October 31, 2008 (Unaudited)		Year Ended April 30, 2008	Period Ended April 30, 2007(1)
Net asset value — Beginning of period (Common shares)	$14.91		$19.380	$19.100	(3)
Income (loss) from operations
Net investment income(2)	$0.921		$2.548	$2.057
Net realized and unrealized gain (loss)	(6.237)		(4.444)	0.449
Distributions to preferred shareholders from net investment income(2)	(0.084)		(0.594)	(0.435)
Total income (loss) from operations	$(5.40)		$(2.490)	$2.071
Less distributions to common shareholders
From net investment income	$(0.840)		$(1.980)	$(1.598)
Total distributions to common shareholders	$(0.840)		$(1.980)	$(1.598)
Preferred and Common shares offering costs charged to paid-in capital(2)	$—		$—	$(0.078)
Preferred shares underwriting discounts(2)	$—		$—	$(0.115)
Net asset value — End of period (Common shares)	$8.670		$14.910	$19.380
Market value — End of period (Common shares)	$8.000		$14.250	$20.920
Total Investment Return on Net Asset Value(11)	(37.50	)%(14)	(13.57)%	10.23	%(4)(14)
Total Investment Return on Market Value(11)	(39.70	)%(14)	(23.42)%	18.99	%(4)(14)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended October 31, 2008 (Unaudited)		Year Ended April 30, 2008	Period Ended April 30, 2007(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$62,892		$108,189	$139,005
Ratios (As a percentage of average daily net assets applicable to common shares):(5)
Expenses before custodian fee reduction excluding interest and fees(6)	1.54	%(10)	1.57%	1.40	%(10)
Interest and fee expense(7)	2.12	%(10)	—	—
Total expenses	3.66	%(10)	1.57%	1.57	%(10)
Net investment income	13.14	%(10)	14.69%	11.72	%(10)
Portfolio Turnover	12	%(14)	56%	68	%(14)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:

Ratios (As a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(5)
Expenses before custodian fee reduction excluding interest and fees(6)	1.21	%(10)	0.95%		0.88	%(10)
Interest and fee expense(7)	1.67	%(10)
Total expenses	2.88	%(10)	0.95%		0.88	%(10)
Net investment income	10.34	%(10)	8.91%		7.32	%(10)
Senior Securities:
Total notes payable outstanding (in 000's)	$26,175		$—		$—
Asset coverage per $1,000 of notes payble(12)	$4,437		$—		$—
Total preferred shares outstanding	1,083		3,250		3,250
Asset coverage per preferred share	$54,530	(8)	$58,307	(13)	$67,786	(13)
Involuntary liquidation preference per preferred share(9)	$25,000		$25,000		$25,000
Approximate market value per preferred share(9)	$25,000		$25,000		$25,000

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Interest and fee expense relates to the notes payable incurred to partially redeem the Fund's APS (see Note 10).

(8)  Calculated by subtracting the Fund's total liabilities (not including the notes payable and preferred shares) from the Fund's total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 218% at October 31, 2008.

(9)  Plus accumulated and unpaid dividends.

(10)  Annualized.

(11)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(12)  Calculated by subtracting the Fund's total liabilities (not including the notes payable and preferred shares) from the Fund's total assets, and dividing the result by the notes payable balance in thousands.

(13)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(14)  Not annualized.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Credit Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund, as a secondary objective, also seeks capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Interest rate swaps and floors are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $833,774 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2016.

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on May 30, 2006 to April 30, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Floors — The Fund may enter into interest rate floors to enhance return or to hedge against fluctuations in interest rates. Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party agrees to make payments to the extent that interest rates fall below a specified rate or "floor". Transaction fees paid by the Fund are recognized as assets and amortized over the life of the interest rate floor. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to October 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on August 11, 2006 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is the greater of 1) 150% of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 1.50%.

During the six months ended October 31, 2008, the Fund made a partial redemption of its APS at a liquidation price of $25,000 per share, the financing for which was provided by a committed financing arrangement (see Note 10). The number of APS redeemed and redemption amount (excluding the final dividend payment) during the six months ended October 31, 2008 and the number of APS issued and outstanding as of October 31, 2008 are as follows:

APS Redeemed During the Period	Redemption Amount	APS Issued and Outstanding
2,167	$54,175,000	1,083

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS to broker-dealers as a service fee.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and are payable at the end of each dividend period. The dividend rate for the APS at October 31, 2008 was 4.28%. For the six months ended October 31, 2008, the amount of dividends paid (including capital gains, if any) to APS shareholders was $607,230, representing an average APS dividend rate of 4.46% (annualized) and dividend rate ranges of 3.67% to 7.15%.

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The rate above reflects such maximum dividend rate as of October 31, 2008.

The Fund distinguishes between distributions on a tax basis and financial reporting basis. Accouting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purpose, distributions from short-term capital gains are considered to be from ordinary income.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the six months ended October 31, 2008, the Fund's adviser fee totaled $693,319 of which $10,965 was allocated from Cash Management and $682,354 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $182,343 of its adviser fee for the six months ended October 31, 2008.

EVM has further agreed to waive its adviser fee to the extent that the cost of the committed financing to partially redeem the APS is greater than the dividend and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as "incremental cost". Such waiver is calculated as the lesser of 50% of the Fund's adviser fee on assets attributable to the committed financing or the incremental cost and will remain in effect until October 31, 2009. No such waiver was required for the six months ended October 31, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $20,200,634 and $50,031,568, respectively, for the six months ended October 31, 2008.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended October 31, 2008. Common shares issued pursuant to the Fund's dividend reinvestment plan for the year ended April 30, 2008 were 85,480.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$170,162,767
Gross unrealized appreciation	$46,027
Gross unrealized depreciation	(62,749,752)
Net unrealized depreciation	$(62,703,725)

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Restricted Securities

At October 31, 2008, the Fund owned the following security (representing 0.1% of net assets applicable to common shares) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to restricted securities. The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Units	Cost	Value
Preferred Stock
Fontainebleau Resorts LLC (PIK)	6/1/07	198	$198,020	$53,070
Total Restricted Securities		198	$198,020	$53,070

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
5/30/08	British Pound Sterling 3,729,632	United States Dollar 6,104,550	$111,218
5/30/08	Euro 8,575,911	United States Dollar 11,106,834	186,559
			$297,777

At October 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these securities.

10  Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $54,175,000 for a period of five years, the proceeds of which were used to partially redeem the Fund's APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 1.25% per annum (0.60% per annum prior to October 31, 2008) on its outstanding borrowings to administer the facility and a monthly liquidity fee of 1.25% per annum (0.40% per annum prior to October 31, 2008) on the borrowing limit under the Agreement. The Fund also paid a structuring fee of $541,750, which is being amortized to interest expense over a period of five years. The unamortized balance at October 31, 2008 is approximately $499,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2008, the Fund had borrowings outstanding under the Agreement of $26,175,000 at an interest rate of 3.72%. For the period from May 2, 2008, the date of the initial draw on the Agreement, through October 31, 2008, the average borrowings under the Agreement and the average interest rate (annualized) were $51,147,678 and 3.01%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the

Eaton Vance Credit Opportunities Fund as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12  Concentration of Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

13  Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective May 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2008, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$297,777
Level 2	Other Significant Observable Inputs	105,421,933	—
Level 3	Significant Unobservable Inputs	2,037,109	—
Total		$107,459,042	$297,777

*  Other financial instruments are forward foreign currency exchange contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of April 30, 2008	$1,105,998
Realized gains (losses)	(2,517)
Change in net unrealized appreciation (depreciation)	(302,713)
Net purchases (sales)	14,434
Accrued discount (premium)	4,125
Net transfers to (from) Level 3	1,217,782
Balance as of October 31, 2008	$2,037,109

14  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Credit Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Credit Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Credit Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2008, our records indicate that there are 77 registered shareholders and approximately 5,627 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOE.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Credit Opportunities Fund (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Credit Opportunities Fund

OFFICERS AND TRUSTEES

Eaton Vance Credit Opportunities Fund

Officers
Payson F. Swaffield
President
Thomas E. Faust Jr.
Vice President and Trustee
Scott H. Page
Vice President
Andrew Sveen
Vice President
Michael W. Weilheimer
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary and Chief Legal Officer
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Investment Adviser and Administrator of Eaton Vance Credit Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Credit Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2613-12/08  CE-COFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Credit Opportunities Fund

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 12, 2008

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 12, 2008